Execution Copy
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                           INVESTOR'S RIGHTS AGREEMENT

         This Investor's Rights Agreement (this "Agreement") is made and entered into as of December 10, 1998 by and among Accom, Inc., a Delaware corporation (the "Company"), and Michael Luckwell (the "Investor").


                                    RECITALS

         A. The Investor has agreed to acquire from the Company, and the Company has agreed to issue to the Investor, 2,500,000 shares of the Company's Common Stock (the "New Shares") on the terms and conditions set forth in the Stock Purchase Agreement dated as the date hereof by and between the Company and the Investor (the "Stock Purchase Agreement").

         B. As a condition to the issuance of the New Shares the Investor, the Company has agreed to certain restrictions related to the ownership of stock of the Company.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Acquisition of Additional Shares, Voting, Transfer and Other Restrictions.

         1.1 Certain Definitions. All capitalized terms used but not defined in this Agreement shall have the meaning as defined for such term in the Stock Purchase Agreement. In addition, as used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" of any Person, means (i) any other Person controlling, controlled by or under common control with such Person, (ii) any director or executive officer of such Person or of any Affiliate of such Person and (iii) any immediate family member of any director or executive officer of such Person or any director or executive officer of any Affiliate of such Person.

                  "Stock Purchase Closing" means the Closing as defined in the Stock Purchase Agreement.

                  "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Common Stock" means the Company's common stock, $0.001 par value.

                  "Company Securities" mean any option, warrant, other right to acquire Voting Securities or other capital stock of the Company.



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                  "Exchange Act" means the  Securities  Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "Investor Shares" means the New Shares plus all shares of Common Stock of the Company owned by the Investor on the date hereof.

                  "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, "group" within the meaning of Section 13(d)(3) of the Exchange Act, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "Permitted Transferee" means, with respect to each Person bound by the terms of this Agreement, (i) in respect of the Investor, any descendant, Affiliate or associate (as such term is defined in Rule 405 of the Securities Act) of the Investor or any other Permitted Transferee of such Affiliate; (ii) the Company; (iii) in the event of the dissolution, liquidation or winding up of any such Person that is a corporation or a partnership, the partners of a partnership that is such Person, the stockholder of a corporation that is such Person or a successor partnership all of the partners of which or a successor corporation all of the stockholder of which are the Persons who were the partners of such partnership or the stockholder of such corporation immediately prior to the dissolution, liquidation or winding up of such Person;
(iv) a transferee by testamentary or intestate disposition; (v) a transferee by inter vivos transfer to the transferring Person's spouse, children and/or other lineal descendants; (vi) a trust transferee by inter vivos transfer, the beneficiaries of which are the transferring Person, spouse, children and/or other lineal descendants; (vii) a successor nominee or trustee for the beneficial owner of the shares for which such Person acts as nominee or trustee, as the case may be, or (viii) a Person who acquires all or substantially all of the stock or assets of such Person; provided, however, that any such Permitted Transferee shall have agreed in writing in form and substance satisfactory to the Company to be bound by, and hold the Registrable Securities acquired by it subject to, the terms of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, as the same shall be in effect at the time.

                  "Total Voting Power" at any time means the total combined voting power in the general election of directors of all the Voting Securities then outstanding.

                  "Transfer" means any sale, transfer, pledge, encumbrance or other disposition.

                  "Voting Securities" means any shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors.

         1.2 Acquisition of Additional Shares.

                  (a) The Investor covenants and agrees with the Company that, for so long as Junaid Sheikh is the Chief Executive Officer of the Company, the Investor will not, and will not permit any of its Affiliates, in either case without the prior written consent of the Company, to acquire Beneficial Ownership of any Company Securities other than the Investor Shares.

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                  (b) If at  any  time,  as the  result  of any  transaction  or
circumstances,   the  Investor  and  its  Affiliates  shall  acquire  Beneficial
Ownership  of  any  Company   Securities   other  than  the   Investor   Shares,
inadvertently or otherwise, in violation of this Agreement, then the Investor shall promptly take such action as may be necessary or appropriate to divest such Beneficial Ownership of Company Securities.

         1.3. Further Restrictions on Conduct. The Investor covenants and agrees with the Company that, for so long as Junaid Sheikh is the Chief Executive Officer of the Company, neither it nor any of its Affiliates shall:

                  (a) initiate, commence or propose, directly or indirectly, any "solicitation" of "proxies" to vote, or seek to influence any Person with respect to the voting of, any Company Securities, in connection with a "solicitation" or "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act) with respect to the election or removal of the members of the Board. Notwithstanding the foregoing, or any other provision of this Agreement, nothing in this Agreement shall prevent the Investor from voting the Investor Shares in connection with any matter (including the election or removal of members of the Board) however the Investor decides to vote such Investor Shares;

                  (b) other than a transaction permitted by Section 1.4(b)(iii) hereof, solicit, offer, seek or propose to acquire shares of Company Securities in excess of the number of shares permitted by this Agreement, whether directly or indirectly through a tender offer, proxy or consent solicitation, exchange offer, merger proposal or otherwise; or

                  (c) become a member of a "group" within the meaning of Section 13(d)(3) of the Exchange Act with any person other than the Investor and its Affiliates.

         1.4 Restrictions on Transfer. The Investor covenants and agrees with the Company that:

                  (a) until the first anniversary of the date of this Agreement, the Investor will not Transfer any of the Investor Shares to any Person other than a Permitted Transferee except through:

                           (i) a  Transfer  through  a  bona  fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2.5 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Investor Shares covered thereby; or

                           (ii)  Transfers in normal and  customary  open-market
transactions on a national securities exchange, the Nasdaq National Market or an over-the counter market, provided that the total number of Investor Shares so transferred by the Investor in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs.

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


                  (b) after the first anniversary of the date of this Agreement, the Investor will not Transfer any Investor Shares except through:

                           (i) a  Transfer  through  a  bona  fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Investor Shares covered thereby;

                           (ii)  Transfers in normal and  customary  open-market
transactions on a national securities exchange, the Nasdaq National Market or an over-the counter market, provided that the total number of Investor Shares so transferred by the Investor in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs;

                           (iii) a Transfer of all or  substantially  all of the
Investor Shares in a transaction involving the opportunity for all holders of Company Securities (including the Investor) to dispose of all or a proportionate part of such Company Securities for the same consideration as, and on terms and conditions not materially less favorable than those available to the Investor; or

                           (iv)  a  Transfer  by  the  Investor  to a  Permitted
Transferee.

2.       Registration Rights.

         2.1 Definitions. For purposes of this Section 2:

                  (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement

                  (b) Registrable Securities. The term "Registrable Securities" means (i) the Investor Shares and (ii) any Common Stock or other shares of capital stock of the Company issued by way of stock dividend or stock split or other distribution, recapitalization or reclassification with respect to, or in exchange for, or in replacement of, any other Registrable Securities. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

                  (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and are then issued and outstanding.

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


                  (d) Holder. For purposes of this Section 2, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

                  (e) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

         2.2      Demand Registration.

                  (a) Request by Holders. If the Company shall at any time after the first anniversary of the date hereof receive a written request from any of the Holders of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within fifteen (15) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given such Holders to the Company within fifteen (15) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must be at least fifty percent (50%) of all Registrable Securities then outstanding; and provided further that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.2, or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3 if at least 50% of the number of Registrable Securities as to which registration was requested by the Holders were registered therein.

                  (b) Underwriting. If the Holders initiating the registration request under this Section 2.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In addition, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders participating in such offering. Such underwriting agreement shall include a market stand-off agreement of up to 180 days if required by such underwriter. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the

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


number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of
Registrable Securities then outstanding held by each Holder requesting registration (including the initiating Holders). If any such exclusion causes less than 50% of the number of shares of Registrable Securities as to which registration was requested by the Holders to be registered, such registration may be withdrawn at the request of a majority of the Holders of Registrable Securities to be included in such offering and, if so withdrawn within ten (10) days after such Holders are notified of such exclusion, such registration shall not constitute a request for registration under Section 2.2(e). Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) Maximum Number of Demand Registrations. The Company shall be obligated to effect only two (2) such registrations pursuant to this Section 2.2.

                  (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (e) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.2, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities to be registered pursuant to such request agree that such registration constitutes the use by the Holders of one
(1) demand registration pursuant to this Section 2.2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (l) such demand registration); provided, further, however, that if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2.2.

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         2.3      Piggyback Registrations.

                  (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 of this Agreement, to any employee benefit plan, to any corporate reorganization or to a sale solely in connection with a Rule 145 transaction or a registration statement which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (b) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters) on terms no less favorable to such Holders than available to the Company if the Company is participating in such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement and each of the other holders of Common Stock with similar registration rights, if any, on a pro rata basis based on the total number of Registrable Securities then held by each such Holder and Common Stock of any other holder participating in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired

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


partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (c) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.3, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders.

                  (d) Not Demand  Registration.  Registration  pursuant  to this
Section  2.3 shall not be deemed to be a demand  registration  as  described  in
Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

         2.4 Form S-3 Registration. In case the Company shall receive from the Investor a written request that the Company effect a registration on Form S-3 (or any comparable successor form or forms) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Investor, the Company shall effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor's Registrable Securities as are specified in such request, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 2.4:

                  (a) if Form S-3 is not available for such offering by the Holders;

                  (b) if the Company has already effected two registrations pursuant to this Section 2.4;

                  (c) if the Investor proposes to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000;

                  (d) if the Company shall furnish to the Investor a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than

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ninety  (90) days  after  receipt  of the  request  of the  Investor;  provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; or

                  (e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance (except for California and New York).

Registrations effected pursuant to this Section 2.4 shall not be counted as requests for registration effected pursuant to Section 2.2.

         2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than one hundred twenty (120) days. Prior to filing a registration statement or prospectus relating to the sale of Registrable Securities, or any amendments or supplements thereto, the Company will furnish to counsel representing the Holders of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel within five (5) business days after receipt thereof.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective during the distribution period and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of such registration statement, and of each amendment and supplement thereto, such prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (d) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of each of the 50 states of the United States (or such jurisdictions as each seller shall reasonably request), or obtain appropriate exemptions therefrom, and keep such state securities/"blue sky" registrations effective, or keep the appropriate exemption therefrom effective, during the effective period of such registration statement, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller in accordance with their intended method of distribution thereof, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this case (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction (except for California and New York). Notwithstanding the foregoing, if the Registrable Securities are not listed for trading on the New York Stock Exchange, Nasdaq National Market or any other equivalent United States stock market or exchange at the time the Company is required to effect the registration of any Registrable Securities pursuant hereto, then the Company's obligations under this Section 2.5(d) shall be limited to the states of California and New York.

                  (e) Notify promptly each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 2.5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, if required, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (g) (i) Use reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if any, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and desired by the Company; and (ii) use reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than when such distribution so requires an agent or registrar, if any;

                  (h) to the extent permitted by the rules of the AICPA, if requested by the underwriters in any underwritten offering, use reasonable efforts to obtain for such underwriters a "cold comfort" letter or letters from the Company's independent public accountants in customary form;

                  (i)  make  available  for  inspection  by any  seller  of such
Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) notify the Holders of Registrable Securities included in such registration statement promptly (i) when the registration statement, or any post-effective amendment to the amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                  (k) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                  (l) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

                  (m)  obtain  for  delivery  to  the  Holders  of   Registrable
Securities being registered and to the underwriter or agent an opinion or opinions of counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

                  (n) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

         2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

         2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

                  (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and Affiliates of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls, is under common control or is controlled by such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof whether or not such identified party is a party thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or

                           (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer, director or Affiliate thereof, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration through an instrument or document provided by such Holder, partner, officer, director, underwriter or controlling person of such Holder specifically stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any indemnified party and shall survive the transfer of such securities by such seller.

                  (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its Affiliates, each of its officers who have signed the registration statement, each person, if any, who controls or is under common control or controlled by the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any and all losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto whether or not such identified party is a party thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically stating that it is for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Affiliate, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 2.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises; provided further, however, that such Holder shall not be obligated to provide such indemnity to the extent that such losses, claims or liabilities result from the failure of the Company to promptly amend or take action to correct or supplement any such registration statement or prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

                  (c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.7 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

                  (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (f) Survival. The obligations of the Company and Holders under this Section 2.7 shall survive until the first anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

         2.8 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 2.2 or 2.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section
2.2 or 2.3 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may then be sold under Rule 144 in any three month period without exceeding the volume limitations thereunder.

         2.9 Transfer of Registration Rights. The registration rights may only be transferred to a Holder reasonably acceptable to the Company that acquires all of the Investor's Registrable Securities or to any party acquiring all or substantially all of the stock or assets of a Holder.

         2.10 Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time or
(ii) any similar rule or regulation hereafter adopted by the SEC.

3.       Miscellaneous Provisions

         3.1 Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         3.2      Notices.

         All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid::

                  If to Buyer:                   Accom, Inc.
                                                 1490 O'Brien Drive
                                                 Menlo Park, CA 94025
                                                 Attn: President
                                                 Fax: 650-327-2511

                  With copies to:                Gibson, Dunn & Crutcher LLP
                                                 1530 Page Mill Road
                                                 Palo Alto, CA 94304
                                                 Attn: Gregory T. Davidson
                                                 Fax: 650-849-5333

                  If to Investor:                Michael Luckwell
                                                 26 Catherine Place
                                                 London SW1E 6HF
                                                 Fax: 011-44-171-828-1390

                  With copies to:                Pillsbury Madison & Sutro LLP
                                                 2550 Hanover Street
                                                 Palo Alto, CA 94304
                                                 Attn: Katherine A. Martin
                                                 Fax: 650-233-4545

         3.3 Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties provided, however, that any party may freely assign this Agreement to any party acquiring all or substantially all of the stock or assets of such assigning party. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

         3.4 Amendments and Waivers. This Agreement and all exhibits may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

         3.5 Survival. The covenants, agreements, warranties and representations
entered  into  or  made  pursuant  to  this   Agreement,   irrespective  of  any
investigation made by or on behalf of any party, shall be continuing.

         3.6 Remedies. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise, and the election by a party of one or more remedies shall not constitute a waiver of the party's right to pursue any other available remedies.

         3.7 Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

         3.8 Binding Nature of Agreement. The Agreement includes each of the exhibits which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

         3.9 Entire Agreement. This Agreement contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof.

         3.10 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         3.11 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         3.12 Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Investor Right Agreement on the date first above written.


                                           ACCOM, INC.



                                           By: /S/ JUNAID SHEIKH
                                              ----------------------------------
                                           Name:   Junaid Sheikh
                                                --------------------------------
                                           Title: Chief Executive Officer
                                                 -------------------------------


                                           MICHAEL LUCKWELL



                                           By:  /s/ MICHAEL LUCKWELL
                                               ---------------------------------
                                           Name:    Michael Luckwell
                                                --------------------------------
                                           Title:
                                                 -------------------------------